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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Dated April 16, 2004

of

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

A Delaware Corporation
IRS Employer Identification No. 62-1612879
SEC File Number 1-13948

100 North Point Center East, Suite 600
Alpharetta, Georgia 30022-8246
1-800-514-0186

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

99.1
Press Release of Schweitzer-Mauduit International, Inc., issued April 16, 2004, reporting the Company's expected first quarter results.

Item 9. Regulation FD Disclosure.

        The information set forth under this Item 9 is being furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition" of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        The information in the registrant's press release dated April 16, 2004, attached as Exhibit 99.1, is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.
By:	/s/ PAUL C. ROBERTS Paul C. Roberts Chief Financial Officer and Treasurer

Dated: April 16, 2004

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
dated April 16, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Schweitzer-Mauduit International, Inc., issued April 16, 2004, reporting the Company's expected first quarter results.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS